SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported): June 22, 2000
                                                          ----------------




                            COACHMEN INDUSTRIES, INC.
 -----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




                                     Indiana
      --------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)





              1-7160                                      35-1101097
--------------------------------          --------------------------------------
     (Commission File Number)            (I.R.S. Employer Identification Number)



2831 Dexter Drive, Elkhart, Indiana                      46514
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)



                                 (219) 262-0123
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

                  On June 22, 2000 the Company filed a press release announcing the expansion of its modular home sector through the acquisition of Mod-U-Kraf Homes. A copy of the press release is attached as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number        Description
                  ------        -----------

                  99.1 June 22, 2000 Press Release announcing the expansion of its modular home sector through the acquisition of Mod-U-Kraf Homes.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COACHMEN INDUSTRIES, INC.



                                             By:  /s/ Richard M. Lavers
                                                --------------------------------
                                                 Richard M. Lavers
                                                 General Counsel & Secretary



Dated:  June 27, 2000